EX-5.e

perspective II (R)(10/04)
                                             JACKSON NATIONAL LIFE
                                             INSURANCE COMPANY [GRAPHIC OMITTED]

FIXED AND VARIABLE ANNUITY APPLICATION (VA220)
See back page for mailing address.
                                                  Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM
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USE DARK INK ONLY
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REGISTRATION INFORMATION
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OWNER'S NAME               Date of Birth (mm/dd/yyyy)   SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Age     Sex     U.S. Citizen            Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
        M   F     Yes   No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)
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Home Address (number and street)                        CITY, STATE, ZIP        Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                        M   F    Yes   No
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ANNUITANT'S NAME (if other than Owner)                  SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)   E-Mail Address
                                        M   F    Yes   No
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JOINT ANNUITANT'S NAME                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen    Phone No. (include area code)
                                        M   F    Yes   No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 SSN/TIN (include dashes)    Percentage (%)

   Primary     Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
               Relationship to Owner    Address (number and street)     City, State, ZIP

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ Non-Tax Qualified                      __ IRA - Individual*                  __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan          __ IRA - Custodial*                   __ Direct Transfer
__ HR-10 (Keogh) Plan                     __ IRA - Roth*                        __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)      *Tax Contribution Years and Amounts:  __ Non-Direct Rollover
__ IRA - SEP                                Year:______   $______               __ Roth Conversion
__ Other ___________________________        Year:______   $______

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. ON WRITTEN REQUEST, JACKSON
NATIONAL LIFE WILL PROVIDE TO THE CONTRACT OWNER WITHIN A REASONABLE TIME, REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THIS CONTRACT. IF FOR ANY REASON THE CONTRACT OWNER IS NOT SATISFIED, THE CONTRACT MAY BE RETURNED TO THE COMPANY OR PRODUCER WITHIN 20 DAYS AFTER DELIVERY, AND THE CONTRACT VALUE WILL BE RETURNED.


VDA 120                                                             V4173  10/04


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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? ___ YES ___ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.
     Please select only one option:
          1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
          2. ___ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)
          3. ___ Highest Anniversary Value Death Benefit
          4. ___ Combination of Options 1 and 3 above.
          5. ___ Combination of Options 2 and 3 above.

                         ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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 OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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A. EARNINGS PROTECTION BENEFIT
        ___ EarningsMax(SM)

B. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
   ___ SafeGuard 7 Plus(SM) (Guaranteed Minimum Withdrawal Benefit)
   ___ LifeGuard(SM) 5
       (5% For Life Guaranteed Minimum Withdrawal Benefit)
   ___ LifeGuard(SM) 4
       (4% For Life Guaranteed Minimum Withdrawal Benefit)
   ___ FutureGuard(SM)
       (Guaranteed Minimum Income Benefit)

C. CONTRACT ENHANCEMENT OPTIONS (MAY SELECT ONLY ONE)
   ___ 2% of first-year premium
   ___ 3% of first-year premium
   ___ 4% of first-year premium

D. WITHDRAWAL OPTIONS
   ___ 20% Free Withdrawal Benefit/1/ /2/
   ___ 3-Year Withdrawal Charge Schedule
   ___ 5-Year Withdrawal Charge Schedule/2/

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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        /1/ May not be selected in combination with either the 3% or 4% Contract Enhancement.

        /2/ May not be selected in combination with the 3-Year Withdrawal Charge Schedule.
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INITIAL PREMIUM                                                           INCOME DATE
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                                                                          PLEASE SPECIFY DATE (mm/dd/yyyy):
Amount of premium with application: $______________                       If an Income Date is not specified, age 90 (age 70 1/2 for
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)     Qualified Plans) of the Owner will be used.
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CAPITAL PROTECTION PROGRAM
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___ Yes  ___ No       If "No", please proceed to the Premium Allocation Section.
                      (If no selection is made, JNL will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
SELECT ONLY ONE.

  ___ 1-Year        ___ 3-Year        ___ 5-Year        ___ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.

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PREMIUM ALLOCATION                             TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER    PORTFOLIOS                                              NUMBER    PORTFOLIOS

196 ___% JNL(R)/AIM Large Cap Growth                              189 ___% JNL/Mellon Capital Management Financial Sector
195 ___% JNL/AIM Small Cap Growth                                 188 ___% JNL/Mellon Capital Management Pharmaceutical/Healthcare
114 ___% JNL/Alger Growth                                                  Sector
125 ___% JNL/Alliance Capital Growth                              187 ___% JNL/Mellon Capital Management Technology Sector
115 ___% JNL/Eagle Core Equity                                    054 ___% JNL/Mellon Capital Management Enhanced S&P 500 Stock
116 ___% JNL/Eagle SmallCap Equity                                         Index
150 ___% JNL/FMR Balanced                                         173 ___% JNL/Oppenheimer Global Growth
101 ___% JNL/FMR Capital Growth                                   174 ___% JNL/Oppenheimer Growth
126 ___% JNL/JPMorgan International Value                         127 ___% JNL/PIMCO Total Return Bond
132 ___% JNL/Lazard Mid Cap Value                                 105 ___% JNL/Putnam Equity 113 % JNL/Putnam International Equity
131 ___% JNL/Lazard Small Cap Value                               148 ___% JNL/Putnam Midcap Growth
123 ___% JNL/Mellon Capital Management S&P 500(R) Index           106 ___% JNL/Putnam Value Equity
124 ___% JNL/Mellon Capital Management S&P(R) 400 MidCap Index    136 ___% JNL/Salomon Brothers High Yield Bond
128 ___% JNL/Mellon Capital Management Small Cap Index            110 ___% JNL/Salomon Brothers Strategic Bond
129 ___% JNL/Mellon Capital Management International Index        109 ___% JNL/Salomon Brothers U.S. Government & Quality Bond
133 ___% JNL/Mellon Capital Management Bond Index                 104 ___% JNL/Select Balanced
145 ___% JNL/Mellon Capital Management The Dow(SM) 10             103 ___% JNL/Select Global Growth
193 ___% JNL/Mellon Capital Management The S&P 10                 102 ___% JNL/Select Large Cap Growth
183 ___% JNL/Mellon Capital Management Global 15                  107 ___% JNL/Select Money Market
184 ___% JNL/Mellon Capital Management 25                         179 ___% JNL/Select Value
186 ___% JNL/Mellon Capital Management Select Small-Cap           111 ___% JNL/T. Rowe Price Established Growth
224 ___% JNL/Mellon Capital Management JNL 5                      112 ___% JNL/T. Rowe Price Mid-Cap Growth
222 ___% JNL/Mellon Capital Management NASDAQ(R) 15               149 ___% JNL/T. Rowe Price Value
223 ___% JNL/Mellon Capital Management Value Line(R) 25
225 ___% JNL/Mellon Capital Management VIP                        THE FOLLOWING 5 OPTIONS ARE S&P MANAGED PORTFOLIOS
191 ___% JNL/Mellon Capital Management Communications Sector
185 ___% JNL/Mellon Capital Management Consumer Brands Sector     227 ___%       JNL/S&P Managed Conservative
190 ___% JNL/Mellon Capital Management Energy Sector              226 ___%       JNL/S&P Managed Moderate
                                                                  117 ___%       JNL/S&P Managed Moderate Growth
CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios         118 ___%       JNL/S&P Managed Growth
selected above and the 1-year Fixed Account (if  selected) will   119 ___%       JNL/S&P Managed Aggressive Growth
participate in the program. The 3-, 5- and 7-year Fixed Accounts
are not available for Automatic Rebalancing.                      FIXED ACCOUNT OPTIONS

Frequency:  ___ Monthly      ___   Quarterly                      041 ___% 1-year         045 ___% 5-year
            ___ Semi-Annual  ___   Annual                         043 ___% 3-year         047 ___% 7-year

Start Date: _______________________________________________       DCA+
                                                                  030 ___% 6-month     IF DCA+ IS SELECTED, YOU MUST ATTACH THE
If  no  date  is  selected,   the  program  will  begin  one      032 ___% 12-month    SYSTEMATIC INVESTMENT FORM (V2375).
month/quarter/half year/year (depending on the frequency you
selected)  from the  date  JNL  applies  the  first  premium      DCA+ provides an automatic monthly transfer to the selected
                                                                  Portfolio(s) so the entire amount invested in this program, plus earnings, will be transferred by the end of the DCA+ term
                                                                  selected.
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        ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
    RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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VDA 120                                                              V4173 10/04

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                         __ Yes ___ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL's administrative procedures are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.

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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  ___ I do not  consent  ___ to  electronic  delivery  of  annual  and
semi-annual  reports,   quarterly  and  immediate  confirms,   prospectuses  and
prospectus supplements, and related correspondence (except _________________ ______________________) from Jackson National Life, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.

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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.
4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.
5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT * (city, state)               DATE SIGNED * (mm/dd/yyyy)

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Owner's Signature                    Annuitant's Signature (if other than Owner)

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Joint Owner's Signature              Joint Annuitant's Signature
                                     (if other than Joint Owner)

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PRODUCER/REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name (please print)              Phone No. (include area code)

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Producer/Representative's Signature     License ID No. (Florida only)           Date Signed (mm/dd/yyyy)

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Address (number and street)             City, State, ZIP

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E-Mail Address                  Contact your home office for program information.
                                        ___ Option A   ___ Option B   ___ Option C  ___ Option D   ___ Option E
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL Producer/Representative No.

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW
MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:         IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

        REGULAR MAIL                    OVERNIGHT MAIL                        REGULAR MAIL              OVERNIGHT MAIL
    JNL(R) Service Center             JNL Service Center                 JNL/IMG Service Center     JNL/IMG Service Center
       P.O. Box 378002           8055 E. Tufts Ave., 2nd Floor               P.O. Box 30392             1 Corporate Way
    Denver, CO 80237-8002              Denver, CO 80237                  Lansing, MI 48909-7892        Lansing, MI 48951

Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)         Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                Fax: 800/701-0125                                               Fax: 517/706-5534
           E-Mail: contactus@jnli.com                                      E-Mail: contactus@jnli.com
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 Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               Not a deposit * Not insured by any federal agency

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